SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 18, 2019

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3075 LOYALTY CIRCLE
COLUMBUS, OHIO 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[x]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 2.02 Results of Operations and Financial Condition.

On July 18, 2019, Alliance Data Systems Corporation (the "Company") issued a press release regarding its results of operations for the second quarter ended June 30, 2019.  A copy of this press release is furnished as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure.

On July 18, 2019, the Company issued a press release regarding its results of operations for the second quarter ended June 30, 2019.  A copy of this press release is furnished as Exhibit 99.1.

Attached as Exhibit 99.2 is a presentation to be given to investors and others by senior officers of the Company.

Item 8.01 Other Events.

On July 18, 2019, the Company disclosed the information set forth below.

Intention to Commence Tender Offer

Consistent with the Company’s previously announced plan to apply the proceeds from the sale of its Epsilon® business to pay down debt and repurchase shares, the Company currently intends to commence a tender offer to purchase up to $750.0 million in value of its common stock through a modified “Dutch auction” tender offer at a price range to be specified.

Additional Information Regarding the Tender Offer

This communication is for informational purposes only, is not a recommendation to buy or sell the Company’s common stock, and does not constitute an offer to buy or the solicitation of an offer to sell common shares of the Company. The tender offer described in this communication has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms described in this communication or at all. The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials that the Company expects to distribute to its stockholders and file with the Securities and Exchange Commission upon commencement of the tender offer. STOCKHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE TENDER OFFER. Once the tender offer is commenced, stockholders and investors will be able to obtain a free copy of the tender offer statement on Schedule TO, the offer to purchase, letter of transmittal and other documents that the Company expects to file with the Commission at the Securities and Exchange Commission’s website at www.sec.gov or by calling the Information Agent (to be identified at the time the offer is made) for the tender offer.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release dated July 18, 2019 announcing the results of operations for the second quarter ended June 30, 2019.

99.2	Investor Presentation Materials.

Note: The information contained in this report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: July 18, 2019	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary